UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 19, 2010
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in charter)


           Colorado                   0-11485                 84-1072256
           --------                   -------                 ----------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
              -----------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

     On January 19, 2010, Accelr8 Technology Corporation (the "Company") issued a press release announcing that it had begun a private offering ("Offering") of equity securities and provided an update to the Company's current operations. The securities to be offered in the Offering consists of shares of the Company's common stock and warrants to acquire shares of its common stock. There can be no assurance the Company will be successful in selling any securities in the Offering.

     Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the securities. Any securities sold in the Offering will not be registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Act and applicable state laws. This Current Report on Form 8-K is being issued pursuant to and in accordance with Rule 135c under the Act.

     The Company is furnishing the information contained in this Current Report on Form 8-K pursuant to Item 7.01 in the event such information could be required to be disclosed by Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Current Report on Form 8-K pursuant to Item 7.01 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this item shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Act.

     The information furnished in this Current Report on Form 8-K pursuant to
Item 7.01 is summary information that is intended to be considered in the context of the Company's filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any intention to revise or update the information furnished in this Current Report on Form 8-K pursuant to
Item 7.01, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

     This Current Report on Form 8-K contains or incorporates by reference certain statements and information that are forward looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934. Important factors that could impact forward-looking statements are contained in the Company's Form 10-K for the year ended July 31, 2009.

     A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events

     See "Item 7.01 Regulation FD Disclosure" above.

Item 9.01 Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this Current Report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.       Description
     -----------       -----------
        99.1           Press Release dated January 19, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  January 20, 2010                ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
                                       --------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer